THIRD AMENDMENT AND WAIVER


          THIS THIRD AMENDMENT AND WAIVER (this "Amendment") is entered into as of September 28, 1995 by and among STORAGE TECHNOLOGY CORPORATION, a Delaware corporation ("STK"), STORAGETEK FINANCIAL SERVICES CORPORATION, a Delaware corporation, STORAGE TECHNOLOGY DE PUERTO RICO, INC., a Delaware corporation, and NETWORK SYSTEMS CORPORATION, a Delaware corporation (collectively, the "Borrowers"), the banks listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Lenders (the "Agent"), and as Swing Line Bank and Issuing Bank.

          WHEREAS, the Borrowers, Storagetek Distributed Systems Division, Inc. (formerly XL/Datacomp, Inc.), a Delaware corporation ("DSD"), the Lenders, the Agent for the Lenders, the Swing Line Bank and the Issuing Bank are parties to an Amended and Restated Multicurrency Credit Agreement, dated as of September 28, 1994, as amended pursuant to a First Amendment and Waiver, dated as of April 20, 1995, and a Second Amendment and Waiver, dated as of June 27, 1995 (as so amended, the "Credit Agreement");

          WHEREAS, pursuant to Section 3(b) of the Second Amendment and Waiver referred to above, DSD is no longer party to the Credit Agreement;

          WHEREAS, STK (i) desires to exchange all outstanding shares of its Convertible Exchangeable Preferred Stock for an aggregate principal amount of up to $172,500,000 of 7% Convertible Subordinated Debentures due 2008 (the "Debentures") to be issued by STK pursuant to the Indenture, dated as of March 15, 1993, between STK and American Stock Transfer & Trust Company, as trustee, (the "Exchange") and (ii) may subsequently convert all of the Debentures into shares of common stock of STK (the "Debenture Conversion"). In connection with the foregoing, STK has requested that the Agent and the Lenders consent to the Exchange and Debenture Conversion;

          WHEREAS, the Borrowers also desire to amend the Credit Agreement to effect certain other changes thereto as provided herein; and

          WHEREAS, the Agent and the Lenders are willing to agree to such requests, subject to the terms and conditions hereof;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2. Consent to the Exchange of CEP Stock. Subject to the terms and conditions hereof, the Agent and the Lenders hereby consent to the Exchange and the Debenture Conversion. The parties hereto acknowledge and agree that the Debentures shall constitute Subordinated Debt under the terms and conditions of the Credit Agreement.

          3.        Amendments, Waivers and Certain Related Consents.
                    -------------------------------------------------

               (a) Section 6.03(a) of the Credit Agreement is hereby amended by deleting "690,000,000" appearing in the fourth line thereof and inserting "$517,500,000" in lieu thereof; provided, however, that upon the Debenture Conversion then, as of the effective date thereof, Section 6.03(a) of the Credit Agreement is hereby amended to increase such dollar amount to "$560,500,000".

                    STK hereby agrees to provide notice (in accordance with Section 9.02 of the Credit Agreement) to the Agent of the effective date of the Debenture Conversion at least one Business Day prior thereto.

               (b) The Agent and the Lenders hereby waive the applicability of Section 6.02(g) regarding the sale (in one or a series of transactions) by STK to one or more unaffiliated third parties of Inventory of STK having an aggregate fair market value of up to $8,500,000 (the "Inventory Sale"). Upon the closing of the Inventory Sale, the Inventory transferred pursuant thereto shall no longer constitute Collateral. For purposes of Section 5(i) and the other terms and provisions of the U.S. Security Agreement of STK, the Inventory Sale shall be deemed to constitute a Transfer of Collateral permitted pursuant to Section 6.02(g) of the Credit Agreement.

                    In furtherance of the foregoing, each of the parties hereto agree that immediately prior to or simultaneously with the closing of the Inventory Sale, the Liens on the Inventory sold pursuant thereto granted under the U.S. Security Agreement of STK shall terminate and be released and the Agent shall execute and deliver to STK such documents and instruments reasonably requested by STK as shall be necessary to evidence termination and release of all security interests as to the Inventory sold in the Inventory Sale given by STK to the Agent under the Credit Agreement and such U.S. Security Agreement.

               (c)  Section 1.01 of the Credit Agreement is hereby amended by
(I) inserting "(i)" immediately following the phrase "pursuant to" appearing in the third line of the definition of "Program" and (II) inserting "or (ii) a Receivables Financing Agreement (as amended and supplemented from time to time) among the Trust as borrower, SFSC as servicer, STK as performance guarantor and Royal Bank of Canada or its affiliate as lender and/or agent", immediately following the parenthetical "(the 'Receivables Financing Agreement')" appearing in the eighth line of the definition of "Program".

               (d)  Section 6.02(g) shall be amended by deleting
"$100,000,000" appearing in the proviso of clause (vii) thereof and "$150,000,000" shall be inserted in lieu thereof.

               (e) The Agent and the Lenders hereby (i) waive the applicability of Sections 6.01(b) and 6.02(f) of the Credit Agreement to the merger of NSC with and into STK (the "NSC Merger") and (ii) consent to the NSC Merger provided that upon the effective date thereof STK has assumed, by operation of law or otherwise, all obligations and liabilities of NSC.

               (f) The Agent and the Lenders hereby consent to the exclusion of $30,700,000, net of the tax impact thereof, to be paid by STK, pursuant to the settlement of the shareholder class action filed against STK in April, 1992, from all calculations made for purposes of determining the Borrowers' compliance with Section 6.03(d) of the Credit Agreement.

          4. Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions:

          (a) All agreements, instruments and other documents entered into by STK or any of its Affiliates in connection with or arising out of the transactions described in Sections 2 and 3 above are in form and substance satisfactory to the Agent and the Lenders.

          (b) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that
(i) the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date and (ii) no Default or Event of Default then exists or would result after giving effect to the matters set forth in Sections 2 and 3 above.

          (c) The Agent shall have received such other documents and materials as the Agent or any Lender through the Agent may request.

          5.   Miscellaneous.
               --------------

          (a) Loan Documents Otherwise Not Affected. Except as expressly waived pursuant hereto, the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any

OF CONFLICTS OF LAWS.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              THE BORROWERS:
                              --------------

                              STORAGE TECHNOLOGY CORPORATION
                              ------------------------------


                              By:/s/ David E. Lacey
                                 ---------------------------
                                 Name:  David E. Lacey
                                 Title: Corporate Vice President
                                        & Interim Chief Financial
                                        Officer



                              STORAGETEK FINANCIAL SERVICES
                              ------------------------------
                                CORPORATION
                                -----------


                              By:/s/ Robert J. Kali
                                 ---------------------------
                                 Name:  Robert J. Kali
                                 Title: Vice President and Chief
                                        Operating Officer


                              STORAGE TECHNOLOGY DE PUERTO RICO,
                              ----------------------------------
                                 INC.
                                 ----


                              By:/s/ Timothy F. Neises
                                 ---------------------------
                                 Name:  Timothy F. Neises
                                 Title: Assistant Treasurer


                              NETWORK SYSTEMS CORPORATION
                              ---------------------------


                              By:/s/ Eileen M. Jonikas
                                 ---------------------------
                                 Name:  Eileen M. Jonikas
                                 Title: Assistant Treasurer


                              THE AGENT:

                              BANK OF AMERICA NATIONAL TRUST
                              ------------------------------
                              AND SAVINGS ASSOCIATION,
                              ------------------------
                              as Agent


                              By:/s/ Wendy M. Young
                                 ---------------------------
                                   Name:  Wendy M. Young
                                   Title: Vice President


                              THE LENDERS:

                              BANK OF AMERICA NATIONAL TRUST
                              ------------------------------
                                 AND SAVINGS ASSOCIATION
                                -------------------------


                              By:/s/ Kevin McMahon
                                 ---------------------------
                                   Name:  Kevin McMahon
                                   Title: Vice President


                              BANK OF MONTREAL
                              -------------------------


                              By:/s/ Robert K. Strong, Jr.
                                 ---------------------------
                                   Name:  Robert K. Strong, Jr.
                                   Title: Managing Director


                              NBD BANK (formerly NBD BANK, N.A.)
                              ----------------------------------


                              By:/s/ Larry E. Schuster
                                 ---------------------------
                                   Name:  Larry E. Schuster
                                   Title: Vice President


                              FIRST INTERSTATE BANK OF DENVER
                              -------------------------------


                              By:/s/ Jack W. Haye
                                 ---------------------------
                                   Name:  Jack W. Haye
                                   Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON
                              ---------------------------------


                              By:/s/ Elizabeth C. Everett
                                 ---------------------------
                                   Name:  Elizabeth C. Everett
                                   Title: Vice President


                              BANQUE NATIONALE DE PARIS
                              -------------------------


                              By:/s/ Clive Bettles
                                 ---------------------------
                                   Name:  Clive Bettles
                                   Title: Senior Vice President
                                          and Manager


                              By:/s/ Mitchell M. Ozawa
                                 ---------------------------
                                   Name:  Mitchell M. Ozawa
                                   Title: Vice President


                              THE SUMITOMO BANK LIMITED
                              -------------------------


                              By:/s/ Toshihide Orita
                                 ---------------------------
                                   Name:  Toshihide Orita
                                   Title: Joint General Manage